                              [Photo appears here]

                              AIM WEINGARTEN FUND


[AIM LOGO APPEARS HERE]           ANNUAL REPORT                OCTOBER 31, 1996

[Photo appears here]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGOUT THIS REPORT:
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/96 (the most recent calendar quarter-end) are as follows. For A shares, one year, 5.37% (11.50% excluding sales charges);
   five years, 10.58%; 10 years, 14.69%. For B shares, one year, 5.65%
   (10.65% excluding sales charges); since inception on 6/15/95, 15.46%.
o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class
   A shares due to differences in sales charge structure and class expenses.
o One-year performance includes reinvested distributions of $2.706 per share for Class A shares and $2.706 for Class B shares.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


             MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT
              INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
                           ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                        OF PRINCIPAL AMOUNT INVESTED.

                             AIM WEINGARTEN FUND

                          For shareholders who seek
                         long-term growth of capital
                             through investments
                          primarily in common stocks
                          of leading U.S. companies
                           considered by management
                                to have strong
                              earnings momentum.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          THE CHAIRMAN'S LETTER
                    Dear Shareholder:

                    As you may have heard in the financial news, A I M
    [PHOTO OF       Management Group Inc. recently announced a significant
Charles T. Bauer,   event in our company's history--an agreement to merge
  Chairman of       with INVESCO PLC, one of the world's largest independent
  the Board of      investment management groups.
   the Fund.          AIM has long been known for its strategic planning and
  APPEARS HERE]     forward thinking. In seeking this merger, AIM had specific goals in choosing a partner: to better AIM's position to succeed in an increasingly competitive financial services environment, both in the U.S. and globally; to ensure the continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
  Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
  With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
  Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
   Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
   The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,


/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                                --------------
                              With INVESCO, AIM
                              achieves a strategic
                               combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                                --------------

THE MANAGERS' OVERVIEW

FUND RECORD OF SOLID
RESULTS CONTINUES

A roundtable discussion with the Fund management team for AIM Weingarten Fund for the fiscal year ended October 31, 1996.

-------------------------------------------------------------------------------

Q. HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?
A. The Fund's total return was 14.81% A shares and 13.95% for B shares, which is consistent with the Fund's attractive historical returns. The Fund's average annual total return from its inception in 1969 through October 31, 1996, was 14.83%.* By comparison, over the same period, average annual total return for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) was 11.70%. During the fiscal year, AIM Weingarten Fund paid income distributions of $2.706 per share for A and B shares. Net assets of the Fund grew from $4.66 billion to $5.31 billion during the year.

Q. HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD?
A. Financial markets produced very good returns but were quite volatile. For example, the widely followed Dow Jones Industrial Average (DJIA) rose a dramatic 20% during the first 10 months of 1996, but it was hardly a smooth ride up. Trading curbs were triggered often on the New York Stock Exchange because there was so much intraday volatility in stock prices. And between July 1 and 15, the DJIA lost 7% of its value when unexpectedly strong employment figures heightened fears of inflation.
   But toward the end of the fiscal year, data suggested what some have called a "Goldilocks economy"--not too hot, not too cold. The DJIA recouped its losses and by October 14 had passed the 6,000 level. However, market participants became more cautious. There was a "flight to quality," with investors favoring steady-growing blue-chip stocks over more volatile, less well-known small-company stocks.

Q. DID ANY SIGNIFICANT INVESTMENT PATTERNS EMERGE IN THE PORTFOLIO DURING
THIS PERIOD?
A. Our stock selection process focuses on one security at a time. Nevertheless, trends appear when you step back and look at the portfolio as a whole, with health care, technology, and selected retailers as major components.

Q. WHAT KINDS OF HEALTH-CARE STOCKS HAVE YOU FOUND ATTRACTIVE?
A. Three groups of stocks--drug makers, patient care providers, and makers of medical instruments and devices--together add up to almost 15% of net assets.
   Drug makers account for 7.69% of the portfolio. One driving force here has been increased use of prescription drugs by Medicare recipients enrolled in managed care; such holdings as Bristol-Myers Squibb and SmithKline Beecham reported increased earnings.
   Hospitals and other patient care providers represent another 3.6% of the portfolio. Large holdings here include Columbia/HCA Healthcare, a leader of the consolidation wave sweeping this industry; and HealthSouth Corp., which operates outpatient surgery and rehabilitation centers.
   A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to produce continued demand. A new federal entitlement initiative in the health-care area seems unlikely, which means a steady, more certain environment in the industry. Additionally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years.

Q. HOW HAVE YOU MANAGED THE TECHNOLOGY PORTION OF THE PORTFOLIO IN THE FACE OF MARKET VOLATILITY?
A. Many technology stocks tend to be volatile, and many had steep declines late in 1995 and during the July sell-off. Fund

GROWTH IN NET ASSETS

10/31/95    $4.66 billion
10/31/96    $5.31 billion

           See important Fund & index disclosures inside front cover.

===============================================================================
PORTFOLIO HOLDINGS (AS OF 10/31/96)
===============================================================================
Top 10 Industries                    Top 10 Common Stock Holdings

  1. Computer Software/Services        1. Student Loan Marketing Association
  2. Medical (Drugs)                   2. Intel Corp.
  3. Retail (Stores)                   3. Pep Boys-Manny, Moe & Jack
  4. Telecommunications                4. ADC Telecommunications, Inc.
  5. Finance (Consumer Credit)         5. Loews Corp.
  6. Computer Networking               6. Conseco, Inc.
  7. Insurance (Multi-Line Property)   7. Cisco Systems, Inc.
  8. Medical (Patient Services)        8. 3Com Corp.
  9. Medical (Instruments/Products)    9. Philip Morris Companies, Inc.
 10. Computers MINI/PCs               10. Federal National Mortgage Association
===============================================================================

  Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


performance suffered, and our large positions in technology are the main reason the Fund underperformed the S&P 500 for the reporting period. But a number of these stocks already have started to rebound, and trends favor certain kinds of technology companies over others.
   For example, while commodity-type semiconductor producers are suffering from overcapacity and an inability to raise prices, that helps personal computer makers like Compaq and Dell, whose component costs decrease as a result. Personal computer makers are anticipating a good Christmas season. PC makers constitute approximately 3% of the Fund's portfolio. And companies that help others network PCs into more sophisticated information systems are doing well.
   Overall, we are optimistic about the technology sector. The cream of the technology companies, like Intel and Microsoft, are still going strong. And new products like Windows NT from Microsoft, the Pentium Pro chip from Intel, and the next generation of modems should fuel another upgrade cycle for corporations.

Q. WHAT MAKES THE RETAIL SECTOR ATTRACTIVE?
A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, buoyed by low unemployment and the absence of inflation.
   Our investment focus, however, emphasizes individual companies instead of sectors. One retailer we found attractive is Pep Boys--full name Pep Boys-Manny, Moe & Jack--the auto parts chain. The company has been expanding beyond just parts selling into performing maintenance for vehicle fleets and reconditioning cars for auto rental firms. Another example is Toys R Us, which made a brilliant move earlier this year when it took over Baby Superstore, Inc. Essentially, Toys R Us eliminated its biggest and best competitor in baby gear by buying it.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?
A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue, and no one can know for sure.
   We have had an unusual four-to-five-year period now when earnings growth has been above the historic average. We've been anticipating change and this fall, we finally saw evidence that the rate of growth of corporate earnings has slowed. Over the long haul, we believe this will be good for those steady companies like Gillette or Procter & Gamble that don't get big bumps from cyclical surges but over time outdo the market averages.
   We also see a trend back toward large-capitalization stocks. Smaller-company stocks have been favored by the market for most of the 1990s, but we no longer see any great advantage to them. For the price you pay for them, we don't think small-company stocks are producing a dramatic edge in earnings growth compared to large-company stocks. We are not saying small-company stocks are a bad investment, just that they may not continue to outdo large-company stocks in the foreseeable future. That is why we think a diversified equity portfolio ought to contain both types of stocks.
   Some observers consider the stock market overpriced after the huge runup in values the past two years. We certainly don't think the market is undervalued, but many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance. By that criterion, the stock market remains a good place to invest.

                                 ------------
                              Our stock selection
                        process focuses on one security
                            at a time. Nevertheless,
                        trends appear when you step back
                           and look at the portfolio
                                  as a whole.
                                 ------------


           See important Fund & index disclosures inside front cover.

LONG-TERM PERFORMANCE

THE AIM WEINGARTEN FUND GROWTH STORY

Growth of a $10,000 Investment: June 17, 1969-October 31, 1996

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 10/31/96. Including sales charges.

A SHARES                                 B SHARES

Since Inception (6/17/69)    14.60%      Since Inception (6/15/95)    14.82%
  20 Years                   19.86          1 Year                     8.95**
  10 Years                   13.88
   5 Years                   10.36       **13.95% excluding sales charges
   1 Year                     8.49*

*14.81% excluding sales charges

AIM WEINGARTEN FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the Standard & Poor's 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.




             AIM Weingarten Fund     Lipper Growth Fund Index   S&P 500     Cost of Living Index
6/17/69             9,444                   10,000               10,000              10000
10/69               9,416                   10,495               10,090             10,191
10/70               8,231                    8,293                8,970             10,765
10/71              11,486                   10,426               10,497             11,175
10/72              14,252                   12,908               12,771             11,557
10/73              12,910                   11,878               12,766             12,459
10/74               8,113                    7,597                9,096             13,962
10/75              10,274                    9,311               11,467             15,000
10/76              10,507                   10,681               13,768             15,820
10/77              12,927                   10,325               12,917             16,831
10/78              15,588                   11,599               13,729             18,333
10/79              21,780                   14,306               15,831             20,546
10/80              40,449                   20,539               20,915             23,169
10/81              40,792                   20,710               21,029             25,519
10/82              46,299                   23,894               24,463             26,831
10/83              65,474                   30,474               31,285             27,596
10/84              63,091                   29,783               33,256             28,770
10/85              75,468                   35,261               39,689             29,699
10/86             107,220                   45,589               52,844             30,137
10/87             113,346                   45,974               56,196             31,503
10/88             127,855                   52,984               64,533             32,842
10/89             172,770                   66,366               81,486             34,317
10/90             165,806                   57,852               75,362             36,475
10/91             240,228                   81,831              100,610             37,541
10/92             256,684                   88,217              110,599             38,743
10/93             272,524                  104,963              127,063             39,809
10/94             282,781                  107,109              131,980             40,847
10/95             362,527                  132,790              166,767             41,995
10/96             416,215                  155,281              206,830             43,115

Past performance is no guarantee of comparable future results.

                                6/17/69     1970     1971     1972     1973     1974     1975     1976     1977     1978
   Income Dividends Reinvested  $     0       38       58        0        0        0        0       54        0       98
      Capital Gains Reinvested  $     0       57        0        0    1,344        0        0        0        0        0
Total Distributions Reinvested  $     0       95       58        0    1,344        0        0       54        0       98
           Total Account Value  $ 9,416    8,231   11,486   14,252   12,910    8,113   10,274   10,507   12,927   15,588
                                   1979     1980     1981     1982     1983     1984     1985     1986     1987     1988
   Income Dividends Reinvested      208      166      237      102        0      205      461      789      958      127
      Capital Gains Reinvested        0    3,483    5,381    5,204        0   14,466        0    4,778   24,445    9,741
Total Distributions Reinvested      208    3,649    5,618    5,306        0   14,671      461    5,567   25,403    9,868
           Total Account Value   21,780   40,449   40,792   46,299   65,474   63,091   75,468  107,220  113,346  127,855
                                   1989     1990     1991     1992     1993     1994     1995     1996
   Income Dividends Reinvested     1558      898    1,338    1,029    1,347    1,701    1,079        0
      Capital Gains Reinvested        0    8,919    3,123    1,334        0    5,081   28,215   48,254
Total Distributions Reinvested    1,558    9,817    4,461    2,363    1,347    6,782   29,294   48,254
           Total Account Value  172,770  165,806  240,228  256,684  272,524  282,781  362,527  416,215





Data shown are as of the Fund's fiscal year-end. Class A shares' total return includes sales charges, expenses, and management fees. The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
Source: Towers Data Systems HYPO--Registered Trademark--.

FOR CONSIDERATION

INVESTMENT STRATEGIES FOR 1997 TO
KEEP YOU IN THE MARKET COME RAIN OR COME SHINE

DIVERSIFICATION: WEATHER-PROOFING YOUR PORTFOLIO
As another investment year comes to a close, it's a good time to return to the basics of investing: risk and reward. Focus on what are you trying to accomplish--your reward--and ask yourself how much risk you are willing to take.
   You've probably often heard that the higher the risk, the higher the reward, but that maxim doesn't always hold true. There are different types of risks, and different types of investments may help buffer those risks.

DIVERSIFICATION AS A STRATEGY
With a diversified investment strategy, return depends on the overall performance of the portfolio, rather than of one particular investment. The gains of one sector may offset the losses of another.

   Let's look at a core diversification strategy. Investments are classified into several categories: cash or cash equivalents, income and growth. These categories are made up of different securities and each meets basic needs:
o  MONEY MARKET SECURITIES: ready cash for emergencies or other immediate needs;
o  BONDS: current income to cover ongoing expenses;
o  STOCKS: funds for the future.
   All of these investment categories belong in a balanced, diversified portfolio. The blend depends on your age, time horizon, objectives and tolerance for risk. Money market securities are the most conservative, bonds range from conservative to aggressive, and stocks generally are the most aggressive investment. Each category reacts differently to the economy and other factors affecting the financial markets.
   Mutual funds fit well within a diversification strategy. A mutual fund usually has one or two objectives, such as growth or income or both. It spreads its professionally managed assets among a variety of investments. When you invest in more than one fund, you decrease your level of exposure to investment risks.

HOW SAFE IS SAFE? STOCKS HEDGE INFLATION
One such risk is inflation: a rise in cost without a rise in value received, a decrease in the value of money over time. Inflation means that your investment may lose purchasing power as the cost of living rises.
   Overly risk-averse investors who prefer to

INFLATION'S SHRINKING EFFECT
At 4% inflation, $1,000 would shrink to:

     5 Years   $822

     10 Years  $676

     15 Years  $555

     20 Years  $456

     25 Years  $375

STOCKS HISTORICALLY BEAT OTHER INVESTMENTS
Average Annual Total Returns, Year End: 1925-1996*
*1996 is through 9/30/96


LARGE-COMPANY STOCKS                  10.7%

LONG-TERM GOVERNMENT BONDS             5.1%

U.S. TREASURY BILLS                    3.8%

INFLATION                              3.1%


Source: Ibbotson Associates, Inc. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general; results shown assume the reinvestment of dividends. Inflation is determined by the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.
   Government securities, such as U.S. Treasury bills and long-term government bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. U.S. Treasury bills are short-term securities with maturities of one year or less. Long-term government bonds used in this illustration have a maturity of approximately 20 years. Fund shares are not insured and their value and yield will vary with market conditions.

                             CONSIDER THE THREE Ds:
                                DIVERSIFICATION
                             DOLLAR-COST AVERAGING
                                   DISCIPLINE
keep their money in "safe" investments such as savings accounts may not have enough growth in their portfolio to offset inflation. The charts on the previous page show inflation's shrinking effect and how stocks historically have outperformed all other asset categories.

BONDS AND MONEY MARKET SECURITIES OFFER BALLAST
Despite their long-term performance, stocks are subject to dramatic swings. Investing in bonds and conservative money market securities may help offset stocks' volatility. High-quality bonds usually are considered lower-risk investments compared to stocks. They pay higher income than short-term investments such as certificates of deposit, money market funds or savings accounts. Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. Fund shares are not insured and their value and yield will vary with market conditions.
   The "money market" is the marketplace for all debt securities of less than one-year maturity. These securities are considered excellent short-term parking places for cash that you may need quickly. Money market securities are among the most conservative investments and, consequently, their level of return is much lower than that of stocks or bonds.
   Your financial consultant can help you create a diversification strategy to meet your risk tolerance and long-term objectives.
   AIM offers a free brochure on asset allocation which also can help you evaluate your investments. To order, please call 800-347-4246.

DOLLAR-COST AVERAGING
The motto says buy low and sell high, but it's easy for an investor to buy high and sell low instead. When markets are rising, the temptation to get in on the action can be irresistible. When markets are dropping, people naturally want to cut their losses and get out while the getting is good.
   Is there a way to enjoy the advantages of having investments without second-guessing your own decisions?

DOLLAR-COST AVERAGING EMPLOYS DISCIPLINE, NOT EMOTION
With dollar-cost averaging, you invest a set amount of money at regular intervals regardless of market swings or pundits' forecasts. You decide how much and how often to invest. And you decide when to change the amount or the schedule if doing so suits you.
   This technique has emotional advantages:
o You will be less tempted to make investment decisions on the basis of short-term phenomena and your feelings of the moment.
o Whichever way the market is moving, you will be part of it. Your fortunes as an investor won't depend entirely on your making a right call about future trends.

Dollar-cost averaging also has financial advantages:
o You automatically purchase more shares of a mutual fund when its cost per share is low and fewer shares when its cost per share is high. As the illustration below shows, dollar-cost averaging may lower your average cost per share.

   Of course, you don't have to dollar-cost average all the money you invest. The technique is especially appropriate to investments where your goals are long-term, since over time market volatility tends to even itself out.
   Dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, so you need to be confident that you can keep making purchases for an extended period.
   No investment technique can assure a profit in a declining market. What dollar-cost averaging will do is apply discipline to your investing behavior, discipline that can be especially important when market watchers issue conflicting forecasts.


DOLLAR-COST AVERAGING: $200 INVESTMENT PER MONTH*

   MONTH             NET ASSET VALUE          # OF SHARES PURCHASED

   January               $24.00                     8.333
   February              $20.00                    10.000
   March                 $14.00                    14.286
   April                 $18.00                    11.111
   May                   $22.00                     9.090
   June                  $24.00                     8.333

Average Net Asset Value: $20.33
Total Shares Bought: 61.153
Average Purchase Price per Share: $19.62

*Results are hypothetical.

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE

DOMESTIC COMMON STOCKS-87.88%

ADVERTISING/BROADCASTING-0.50%

Interpublic Group of Companies,
  Inc.                                  550,000   $   26,675,000
----------------------------------------------------------------

AEROSPACE/DEFENSE-1.24%

Boeing Co. (The)                        275,000       26,228,125
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)           850,000       20,081,250
----------------------------------------------------------------
United Technologies Corp.               150,000       19,312,500
----------------------------------------------------------------
                                                      65,621,875
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.28%

Chrysler Corp.                          450,000       15,131,250
----------------------------------------------------------------

BANKING-0.79%

Chase Manhattan Corp.                   200,000       17,150,000
----------------------------------------------------------------
Citicorp                                250,000       24,750,000
----------------------------------------------------------------
                                                      41,900,000
----------------------------------------------------------------

BEVERAGES-0.42%

PepsiCo Inc.                            750,000       22,218,750
----------------------------------------------------------------

BIOTECHNOLOGY-1.09%

AMGEN Inc.(a)                           250,000       15,328,125
----------------------------------------------------------------
Guidant Corp.                           920,600       42,462,675
----------------------------------------------------------------
                                                      57,790,800
----------------------------------------------------------------

BUILDING MATERIALS-0.49%

Georgia-Pacific Corp.                   350,000       26,250,000
----------------------------------------------------------------

BUSINESS SERVICES-2.08%

AccuStaff, Inc.(a)                      511,000       13,669,250
----------------------------------------------------------------
CUC International Inc.(a)               750,000       18,375,000
----------------------------------------------------------------
Diebold, Inc.                           343,100       19,728,250
----------------------------------------------------------------
Equifax Inc.                            700,000       20,825,000
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)             525,000       23,100,000
----------------------------------------------------------------
Interim Services Inc.(a)                 58,500        2,340,000
----------------------------------------------------------------
Olsten Corp.                            619,800       12,396,000
----------------------------------------------------------------
                                                     110,433,500
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Morton International, Inc.              450,000       17,718,750
----------------------------------------------------------------

COMPUTER MINI/PCS-2.89%

COMPAQ Computer Corp.(a)                550,000       38,293,750
----------------------------------------------------------------
Dell Computer Corp.(a)                  395,100       32,151,263
----------------------------------------------------------------
Gateway 2000 Inc.(a)                    850,000       40,003,125
----------------------------------------------------------------
Sun Microsystems Inc.(a)                700,000       42,700,000
----------------------------------------------------------------
                                                     153,148,138
----------------------------------------------------------------

COMPUTER NETWORKING-4.44%

Ascend Communications, Inc.(a)          350,000       22,881,250
----------------------------------------------------------------
Cabletron Systems, Inc.(a)              650,000       40,543,750
----------------------------------------------------------------
Cascade Communications Corp.(a)         550,000       39,943,750
----------------------------------------------------------------
Cisco Systems, Inc.(a)                  925,000       57,234,375
----------------------------------------------------------------
FORE Systems, Inc.(a)                   525,000       20,868,750
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER NETWORKING-(CONTINUED)

3Com Corp.(a)                           800,000   $   54,100,000
----------------------------------------------------------------
                                                     235,571,875
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.88%

Storage Technology Corp.(a)           1,091,500       46,525,188
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.86%

BMC Software, Inc.(a)                   500,000       41,500,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)         829,000       30,258,500
----------------------------------------------------------------
Ceridian Corp.(a)                       400,000       19,850,000
----------------------------------------------------------------
Computer Associates
  International, Inc.                   675,000       39,909,375
----------------------------------------------------------------
Computer Sciences Corp.(a)              214,400       15,919,200
----------------------------------------------------------------
Compuware Corp.(a)                      700,000       36,925,000
----------------------------------------------------------------
Electronic Data Systems Corp.         1,000,000       45,000,000
----------------------------------------------------------------
Electronics For Imaging, Inc.(a)         31,800        2,289,600
----------------------------------------------------------------
First Data Corp.                        250,000       19,937,500
----------------------------------------------------------------
Fiserv, Inc.(a)                         850,000       32,618,750
----------------------------------------------------------------
HBO & Co.                               600,000       36,075,000
----------------------------------------------------------------
Microsoft Corp.(a)                      200,000       27,450,000
----------------------------------------------------------------
Oracle Corp.(a)                         450,000       19,040,625
----------------------------------------------------------------
Parametric Technology Co.(a)            554,800       27,115,850
----------------------------------------------------------------
Sterling Commerce, Inc.(a)              750,000       21,093,750
----------------------------------------------------------------
Synopsys, Inc.(a)                       342,700       15,421,500
----------------------------------------------------------------
Wallace Computer Services, Inc.       1,350,000       39,656,250
----------------------------------------------------------------
                                                     470,060,900
----------------------------------------------------------------

CONGLOMERATES-2.88%

AlliedSignal Inc.                       300,000       19,650,000
----------------------------------------------------------------
Loews Corp.                             750,000       61,968,750
----------------------------------------------------------------
Textron Inc.                            160,000       14,200,000
----------------------------------------------------------------
Tyco International Ltd.                 875,000       43,421,875
----------------------------------------------------------------
U.S. Industries Inc.(a)                 500,000       13,500,000
----------------------------------------------------------------
                                                     152,740,625
----------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                     425,000       16,521,875
----------------------------------------------------------------

COSMETICS & TOILETRIES-1.00%

Avon Products, Inc.                     375,000       20,343,750
----------------------------------------------------------------
Gillette Co. (The)                      237,100       17,723,225
----------------------------------------------------------------
Procter & Gamble Co.                    150,000       14,850,000
----------------------------------------------------------------
                                                      52,916,975
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.21%

Amphenol Corp.(a)                        95,000        1,888,125
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)           1,500,000       33,562,500
----------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                               450,000       13,612,500
----------------------------------------------------------------
Waters Corp.(a)                         487,300       15,106,300
----------------------------------------------------------------
                                                      64,169,425
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.59%

Bear Stearns Companies Inc.             535,720       12,656,385
----------------------------------------------------------------
Charles Schwab Corp.                    342,100        8,552,500
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Franklin Resources, Inc.                271,000   $   19,105,500
----------------------------------------------------------------
PaineWebber Group Inc.                  850,000       19,975,000
----------------------------------------------------------------
Price (T. Rowe) Associates              248,800        8,490,300
----------------------------------------------------------------
Salomon Inc.                            350,000       15,793,750
----------------------------------------------------------------
                                                      84,573,435
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.20%

Beneficial Corp.                        250,000       14,625,000
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.        508,200       51,328,200
----------------------------------------------------------------
Federal National Mortgage
  Association                         1,358,600       53,155,225
----------------------------------------------------------------
Finova Group, Inc.                      250,000       15,437,500
----------------------------------------------------------------
Green Tree Financial Corp.              608,900       24,127,663
----------------------------------------------------------------
Household International, Inc.           175,000       15,487,500
----------------------------------------------------------------
Student Loan Marketing
  Association                         1,000,000       82,750,000
----------------------------------------------------------------
SunAmerica, Inc.                        500,000       18,750,000
----------------------------------------------------------------
                                                     275,661,088
----------------------------------------------------------------

FOOD/PROCESSING-1.60%

ConAgra, Inc.                           407,700       20,334,038
----------------------------------------------------------------
Dean Foods Co.                          725,000       21,025,000
----------------------------------------------------------------
Lancaster Colony Corp.                  394,233       14,783,738
----------------------------------------------------------------
Sysco Corp.                             850,000       28,900,000
----------------------------------------------------------------
                                                      85,042,776
----------------------------------------------------------------

FUNERAL SERVICES-0.32%

Service Corp. International             600,000       17,100,000
----------------------------------------------------------------

GAMING-0.34%

International Game Technology           850,000       17,956,250
----------------------------------------------------------------

HOTELS/MOTELS-1.17%

Hilton Hotels Corp.                     660,000       20,047,500
----------------------------------------------------------------
Host Marriott Corp.(a)                1,800,000       27,675,000
----------------------------------------------------------------
Marriott International, Inc.            250,000       14,218,750
----------------------------------------------------------------
                                                      61,941,250
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.66%

Conseco, Inc.                         1,100,000       58,850,000
----------------------------------------------------------------
Equitable Companies, Inc.               700,000       16,450,000
----------------------------------------------------------------
Provident Companies, Inc.               350,000       12,993,750
----------------------------------------------------------------
                                                      88,293,750
----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-4.90%

Allstate Corp.                          451,300       25,329,213
----------------------------------------------------------------
American International Group,
  Inc.                                  225,000       24,440,625
----------------------------------------------------------------
CIGNA Corp.                             325,000       42,412,500
----------------------------------------------------------------
Everest Re Holdings, Inc.               912,000       23,256,000
----------------------------------------------------------------
ITT Hartford Group, Inc.                325,000       20,475,000
----------------------------------------------------------------
MGIC Investment Corp.                   310,700       21,321,788
----------------------------------------------------------------
Old Republic International Corp.        383,700        9,496,575
----------------------------------------------------------------
PMI Group, Inc. (The)                   706,100       40,335,963
----------------------------------------------------------------
TIG Holdings, Inc.                      332,000        9,586,500
----------------------------------------------------------------
Travelers Group, Inc.                   800,000       43,400,000
----------------------------------------------------------------
                                                     260,054,164
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
LEISURE & RECREATION-1.16%

Carnival Corporation-Class A            850,000   $   25,606,250
----------------------------------------------------------------
Coleman Co., Inc. (The)(a)              405,300        5,370,225
----------------------------------------------------------------
Eastman Kodak Co.                       130,300       10,391,425
----------------------------------------------------------------
Harley-Davidson, Inc.                   450,000       20,306,250
----------------------------------------------------------------
                                                      61,674,150
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.64%

Thermo Electron Corp.(a)                930,000       33,945,000
----------------------------------------------------------------

MEDICAL (DRUGS)-5.62%

Abbott Laboratories                     525,000       26,578,125
----------------------------------------------------------------
American Home Products Corp.            400,000       24,500,000
----------------------------------------------------------------
AmeriSource Health Corp.(a)             380,000       16,102,500
----------------------------------------------------------------
Bristol-Myers Squibb Co.                325,000       34,368,750
----------------------------------------------------------------
Cardinal Health, Inc.                   175,000       13,737,500
----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        300,000        8,737,500
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,150,000       21,850,000
----------------------------------------------------------------
Merck & Co., Inc.                       600,000       44,475,000
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                450,000       16,200,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.               554,900       37,247,663
----------------------------------------------------------------
Schering-Plough Corp.                   608,100       38,918,400
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         461,200       15,392,550
----------------------------------------------------------------
                                                     298,107,988
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.60%

Columbia/HCA Healthcare Corp.         1,050,000       37,537,500
----------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                              222,350        5,475,369
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                  1,100,000       41,250,000
----------------------------------------------------------------
Living Centers of America,
  Inc.(a)                               256,000        5,984,000
----------------------------------------------------------------
MedPartners, Inc.(a)                  2,110,000       44,573,750
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)            300,000       13,650,000
----------------------------------------------------------------
Quorum Health Group, Inc.(a)            750,000       20,250,000
----------------------------------------------------------------
Tenet Healthcare Corp.(a)             1,072,900       22,396,788
----------------------------------------------------------------
                                                     191,117,407
----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-3.53%

Baxter International Inc.               550,000       22,893,750
----------------------------------------------------------------
Becton, Dickinson & Co.                 650,000       28,275,000
----------------------------------------------------------------
Boston Scientific Corp.(a)              250,077       13,597,937
----------------------------------------------------------------
Medtronic, Inc.                         500,000       32,187,500
----------------------------------------------------------------
St. Jude Medical, Inc.                  446,700       17,644,650
----------------------------------------------------------------
Stryker Corp                            750,000       22,312,500
----------------------------------------------------------------
Sybron International Corp.(a)         1,050,000       30,581,250
----------------------------------------------------------------
U.S. Surgical Corp.                     478,500       20,037,188
----------------------------------------------------------------
                                                     187,529,775
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.66%

Columbia Gas System, Inc.               362,000       21,991,500
----------------------------------------------------------------
Williams Cos., Inc (The)                250,000       13,062,500
----------------------------------------------------------------
                                                      35,054,000
----------------------------------------------------------------

OFFICE AUTOMATION-0.04%

Xerox Corp.                              49,100        2,277,013
----------------------------------------------------------------

OFFICE PRODUCTS-0.78%

Avery Dennison Corp.                    225,000       14,821,875
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

OFFICE PRODUCTS-(CONTINUED)

Reynolds & Reynolds Co.-Class A       1,000,000   $   26,375,000
----------------------------------------------------------------
                                                      41,196,875
----------------------------------------------------------------
OIL & GAS (SERVICES)-2.00%
Louisiana Land & Exploration Co.        374,900       21,322,438
----------------------------------------------------------------
NorAm Energy Corp.                    2,000,000       30,750,000
----------------------------------------------------------------
Reading & Bates Corp.(a)                775,000       22,281,250
----------------------------------------------------------------
Transocean Offshore Inc.                505,800       31,991,850
----------------------------------------------------------------
                                                     106,345,538
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.58%

Baker Hughes Inc.                       600,000       21,375,000
----------------------------------------------------------------
Coastal Corp.                           295,000       12,685,000
----------------------------------------------------------------
Cooper Cameron Corp.(a)                  95,300        6,087,288
----------------------------------------------------------------
Dresser Industries, Inc.                450,000       14,793,750
----------------------------------------------------------------
Halliburton Co.                         400,000       22,650,000
----------------------------------------------------------------
Rowan Companies, Inc.(a)              1,200,000       26,850,000
----------------------------------------------------------------
Schlumberger Ltd.                       150,000       14,868,750
----------------------------------------------------------------
Tidewater Inc.                          400,000       17,500,000
----------------------------------------------------------------
                                                     136,809,788
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.62%

Kimberly-Clark Corp.                    350,000       32,637,500
----------------------------------------------------------------

PUBLISHING-0.38%

New York Times Co.                      400,000       14,450,000
----------------------------------------------------------------
Times Mirror Co. (The)                  122,400        5,661,000
----------------------------------------------------------------
                                                      20,111,000
----------------------------------------------------------------

RESTAURANTS-0.38%

Applebee's International, Inc.          828,000       20,182,500
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.59%

American Stores Co.                     925,000       38,271,875
----------------------------------------------------------------
Kroger Co.(The)(a)                      244,400       10,906,350
----------------------------------------------------------------
Safeway Inc.(a)                         817,800       35,063,175
----------------------------------------------------------------
                                                      84,241,400
----------------------------------------------------------------

RETAIL (STORES)-6.84%

AutoZone, Inc.(a)                       450,000       11,531,250
----------------------------------------------------------------
Consolidated Stores Corp.(a)            742,600       28,682,925
----------------------------------------------------------------
Dayton-Hudson Corp.                   1,033,100       35,771,088
----------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                               500,000       16,500,000
----------------------------------------------------------------
Gap Inc. (The)                          750,000       21,750,000
----------------------------------------------------------------
Home Depot, Inc.                        550,000       30,112,500
----------------------------------------------------------------
Lowe's Companies, Inc.                1,117,200       45,106,950
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                 97,600        2,244,800
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack            2,200,000       77,000,000
----------------------------------------------------------------
Price/Costco Inc.(a)                    538,700       10,706,663
----------------------------------------------------------------
Staples, Inc.(a)                      2,000,025       37,250,466
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                  1,300,000       44,037,500
----------------------------------------------------------------
Viking Office Products Inc.(a)           58,600        1,706,725
----------------------------------------------------------------
                                                     362,400,867
----------------------------------------------------------------

SEMICONDUCTORS-2.32%

Altera Corp.(a)                         400,000       24,800,000
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                             750,000   $   82,406,250
----------------------------------------------------------------
Texas Instruments, Inc.                 325,000       15,640,625
----------------------------------------------------------------
                                                     122,846,875
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.55%

NIKE, Inc.-Class B                      500,000       29,437,500
----------------------------------------------------------------
TELECOMMUNICATIONS-4.66%
ADC Telecommunications, Inc.(a)         941,000       64,340,875
----------------------------------------------------------------
Andrew Corp.(a)                         400,000       19,500,000
----------------------------------------------------------------
Frontier Corp.                          469,300       13,609,700
----------------------------------------------------------------
Lucent Technologies, Inc.             1,000,000       47,000,000
----------------------------------------------------------------
MFS Communications Company,
  Inc.(a)                               781,600       39,177,700
----------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000       18,940,625
----------------------------------------------------------------
Tellabs, Inc.(a)                        400,000       34,050,000
----------------------------------------------------------------
360 Communications Co.(a)               463,333       10,482,909
----------------------------------------------------------------
                                                     247,101,809
----------------------------------------------------------------

TELEPHONE-0.72%

Cincinnati Bell, Inc.                   775,000       38,265,625
----------------------------------------------------------------

TEXTILES-0.54%

Fruit of the Loom, Inc.(a)              319,500       11,621,813
----------------------------------------------------------------
Liz Claiborne, Inc.                     400,000       16,900,000
----------------------------------------------------------------
                                                      28,521,813
----------------------------------------------------------------

TOBACCO-2.20%

Philip Morris Companies, Inc.           575,000       53,259,375
----------------------------------------------------------------
RJR Nabisco Holdings Corp.              856,200       24,722,775
----------------------------------------------------------------
Universal Corp.                         146,700        3,997,575
----------------------------------------------------------------
UST, Inc.                             1,200,000       34,650,000
----------------------------------------------------------------
                                                     116,629,725
----------------------------------------------------------------
         Total Domestic Common
           Stocks                                  4,662,451,787
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE BONDS & NOTES-0.56%

RESTAURANTS-0.56%

Boston Chicken, Inc.,
  Conv. Notes,
  8.00%(b), 06/01/15              $  78,540,000       25,427,325
----------------------------------------------------------------
Boston Chicken, Inc.,
  Conv. Sub. Deb.,
  4.50%, 02/01/04                     3,245,000        4,259,063
----------------------------------------------------------------
         Total Convertible
           Corporate Bonds &
           Notes                                      29,686,388
----------------------------------------------------------------

                                     SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-10.88%

BRAZIL-0.42%

Telecomunicacoes Brasileiras
  S/A-ADR (Telecommunications)          300,000       22,350,000
----------------------------------------------------------------
CANADA-1.33%
Canadian Pacific, Ltd.
  (Transportation-Miscellaneous)        650,000       16,412,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)               1,200,000       37,950,000
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
CANADA-(CONTINUED)

Northern Telecom Ltd.
  (Telecommunications)                  250,000   $   16,281,250
----------------------------------------------------------------
                                                      70,643,750
----------------------------------------------------------------

FRANCE-0.25%

Roussel-Uclaf (Medical-Drugs)            50,000       13,232,273
----------------------------------------------------------------

GERMANY-0.42%

Adidas A.G.(Shoes & Related
  Apparel)                              160,900       13,790,821
----------------------------------------------------------------
Veba A.G. (Electric Services)           158,000        8,426,875
----------------------------------------------------------------
                                                      22,217,696
----------------------------------------------------------------

HONG KONG-0.85%

HSBC Holdings PLC(a)
  (Banking)                             820,000       16,702,878
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       2,505,000       28,509,350
----------------------------------------------------------------
                                                      45,212,228
----------------------------------------------------------------

IRELAND-0.30%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       580,000       16,095,000
----------------------------------------------------------------

ISRAEL-0.71%

ECI Telecommunications Ltd.
  Designs
  (Computer Networking)                 824,700       16,494,000
----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR
  (Medical-Drugs)                       500,000       20,937,500
----------------------------------------------------------------
                                                      37,431,500
----------------------------------------------------------------

ITALY-1.17%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                       504,100       36,295,200
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                6,000,000       12,371,786
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                6,000,000       13,415,952
----------------------------------------------------------------
                                                      62,082,938
----------------------------------------------------------------

JAPAN-1.41%

Canon, Inc.
  (Office Automation)                 1,045,000       20,008,783
----------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            608,000       14,525,141
----------------------------------------------------------------
Sony Corp.
  (Electronic
  Components/Miscellaneous)             321,900       19,310,324
----------------------------------------------------------------
TDK Corp.
  (Electronic
  Components/Miscellaneous)             356,000       20,886,917
----------------------------------------------------------------
                                                      74,731,165
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
MALAYSIA-0.20%

Malayan Banking Berhad
  (Banking)                           1,074,000   $   10,627,350
----------------------------------------------------------------

NETHERLANDS-0.33%

Gucci Group NV-New York Shares
  (Textiles)                            250,000       17,250,000
----------------------------------------------------------------

SWEDEN-1.18%

ASTRA AB-A Shares
  (Medical-Drugs)                       340,000       15,615,067
----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR
  (Telecommunications)                1,700,000       46,962,500
----------------------------------------------------------------
                                                      62,577,567
----------------------------------------------------------------

SWITZERLAND-0.90%

Ciba-Geigy AG
  (Chemicals)                            20,000       24,636,075
----------------------------------------------------------------
Sandoz AG
  (Chemicals)                            20,000       23,117,088
----------------------------------------------------------------
                                                      47,753,163
----------------------------------------------------------------

UNITED KINGDOM-1.41%

Danka Business Systems PLC-ADR
  (Office Automation)                   376,600       14,922,775
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)              1,000,000       14,379,882
----------------------------------------------------------------
Smithkline Beecham PLC-ADR
  (Medical-Drugs)                       700,000       43,837,500
----------------------------------------------------------------
Stolt-Nielsen S.A.
  (Transportation-Miscellaneous)        121,500        1,898,437
----------------------------------------------------------------
                                                      75,038,594
----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               577,243,224
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENTS-2.44%(C)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)              $     326,080          326,080
----------------------------------------------------------------
SBC Capital Markets, Inc.
  5.55%, 11/01/96(e)                129,000,000      129,000,000
----------------------------------------------------------------
Total Repurchase Agreements                          129,326,080
----------------------------------------------------------------
TOTAL INVESTMENTS-101.76%                          5,398,707,479
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.76)%                (93,272,392)
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $5,305,435,087
================================================================

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into on 10/31/96 with maturing value of $750,115,208 Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(e) Joint repurchase agreement entered into on 10/31/96 with maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $4,364,479,746)                          $5,398,707,479
---------------------------------------------------------
Foreign currencies, at market value
  (cost $253,890)                                 253,726
---------------------------------------------------------
Receivables for:
  Investments sold                             11,950,581
---------------------------------------------------------
  Options written                               1,337,955
---------------------------------------------------------
  Capital stock sold                            5,563,124
---------------------------------------------------------
  Dividends and interest                        3,124,499
---------------------------------------------------------
Investment for deferred compensation
  plan                                             59,575
---------------------------------------------------------
Other assets                                      110,155
---------------------------------------------------------
    Total assets                            5,421,107,094
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        76,633,560
---------------------------------------------------------
  Options written                              25,795,994
---------------------------------------------------------
  Capital stock reacquired                      7,180,052
---------------------------------------------------------
  Deferred compensation                            59,575
---------------------------------------------------------
Accrued advisory fees                           2,735,952
---------------------------------------------------------
Accrued administrative service fees                12,099
---------------------------------------------------------
Accrued distribution fees                       1,499,021
---------------------------------------------------------
Accrued transfer agent fees                       878,973
---------------------------------------------------------
Accrued operating expenses                        876,781
---------------------------------------------------------
    Total liabilities                         115,672,007
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $5,305,435,087
=========================================================

NET ASSETS:

Class A                                    $4,977,492,845
=========================================================
Class B                                    $  267,459,433
=========================================================
Institutional Class                        $   60,482,809
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 246,580,037
=========================================================
CLASS B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  13,389,126
=========================================================
INSTITUTIONAL CLASS:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,955,876
=========================================================
CLASS A:
  Net asset value and redemption price
    per share                              $        20.19
---------------------------------------------------------
  Offering price per share:
      (Net asset value of
    $20.19 divided by 94.50%)              $        21.37
=========================================================
CLASS B:
  Net asset value and offering price per
    share                                  $        19.98
=========================================================
INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share             $        20.46
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $1,308,115 foreign
  withholding tax)                         $   55,329,053
---------------------------------------------------------
Interest                                       15,225,042
---------------------------------------------------------
    Total investment income                    70,554,095
---------------------------------------------------------

EXPENSES:

Advisory fees                                  31,419,183
---------------------------------------------------------
Administrative service fees                       132,643
---------------------------------------------------------
Custodian fees                                    402,058
---------------------------------------------------------
Directors' fees                                    31,363
---------------------------------------------------------
Distribution fees-Class A                      14,212,254
---------------------------------------------------------
Distribution fees-Class B                       1,514,633
---------------------------------------------------------
Transfer agent fees-Class A                     8,434,506
---------------------------------------------------------
Transfer agent fees-Class B                       452,997
---------------------------------------------------------
Transfer agent fees-Institutional Class             4,292
---------------------------------------------------------
Other                                           1,337,876
---------------------------------------------------------
    Total expenses                             57,941,805
---------------------------------------------------------
Less: Fees waived by advisor                   (1,458,804)
---------------------------------------------------------
    Expenses paid indirectly                      (76,493)
---------------------------------------------------------
    Net expenses                               56,406,508
---------------------------------------------------------
Net investment income                          14,147,587
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       593,755,723
---------------------------------------------------------
  Foreign currencies                              946,540
---------------------------------------------------------
  Futures contracts                            (7,874,291)
---------------------------------------------------------
  Options contracts                             3,720,144
---------------------------------------------------------
                                              590,548,116
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        81,966,541
---------------------------------------------------------
  Foreign currencies                              366,935
---------------------------------------------------------
  Options contracts                            (3,194,922)
---------------------------------------------------------
                                               79,138,554
---------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                 669,686,670
---------------------------------------------------------
Net increase in net assets resulting from
  operations                               $  683,834,257
=========================================================

     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
                                                                                         --------------      --------------
OPERATIONS:

  Net investment income (loss)                                                           $   14,147,587      $   (1,259,456)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies, futures and
    options contracts                                                                       590,548,116         620,641,509
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies, and
    options contracts                                                                        79,138,554         411,202,260
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 683,834,257       1,030,584,313
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                            --         (14,842,521)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                --            (290,923)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (606,609,217)       (387,332,253)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                    (7,814,517)                 --
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (7,332,667)         (4,072,920)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                                                     2,368,957             204,025
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                       992,175             297,921
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                            65,590              71,195
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                   362,344,237         (17,628,236)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                   210,825,508          41,458,876
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                         5,462,015           6,504,480
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           644,136,338         654,953,957
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     4,661,298,749       4,006,344,792
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $5,305,435,087      $4,661,298,749
===========================================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                                             $3,649,184,459      $3,070,552,699
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        44,516,626          25,028,873
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign
    currencies, futures and options contracts                                               580,711,311         613,833,040
---------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies, and option
    contracts                                                                             1,031,022,691         951,884,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $5,305,435,087      $4,661,298,749
===========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
F. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $1,913,444 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
G. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, eg. advisory fees, are allocated among them.
I. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1996, AIM waived fees of $1,458,804. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $132,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1996, AFS was reimbursed $4,391,818 for such services.
  During the year ended October 31, 1996, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $4,292 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $70,737 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $5,756 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $76,493 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $14,212,254 and $1,514,633, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,259,328 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $34,185 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $14,974 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1996 was $7,636,727,517 and $7,477,919,832, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $1,085,136,998
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (61,959,672)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $1,023,177,326
===========================================================

Cost of investments for tax purposes is $4,375,530,153.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $68,400,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1996 are summarized as follows:

                                        OPTION CONTRACTS
                                   ---------------------------
                                    NUMBER
                                      OF            PREMIUMS
                                   CONTRACTS        RECEIVED
                                   ---------      ------------
Beginning of year                       -0-                 --
--------------------------------------------------------------
Written                             139,095       $ 55,345,942
--------------------------------------------------------------
Closed                              (61,183)       (25,179,074)
--------------------------------------------------------------
Exercised                           (16,555)        (4,365,829)
--------------------------------------------------------------
Expired                             (12,549)        (3,199,967)
--------------------------------------------------------------
End of year                          48,808       $ 22,601,072
--------------------------------------------------------------

Open call option contracts written at October 31, 1996 were as follows:

                                                                                                  OCTOBER 31,        UNREALIZED
                                            CONTRACT     STRIKE     NUMBER OF       PREMIUM           1996          APPRECIATION
                   ISSUE                     MONTH       PRICE      CONTRACTS      RECEIVED       MARKET VALUE     (DEPRECIATION)
                   -----                    --------     ------     ---------     -----------     ------------     --------------
Baxter International Inc.                      Dec         40             77      $    22,868     $    19,250       $      3,618
Beneficial Corp.                               Jan         55          1,250          635,605         632,813              2,792
Boston Scientific Corp.                        Jan         50          2,500        1,824,939       1,625,000            199,939
Cascade Communications Corp.                   Jan         80          2,750        1,535,823       1,546,875            (11,052)
Chase Manhattan Corp.                          Jan         75          2,000        1,641,945       2,375,000           (733,055)
Electronics For Imaging, Inc.                  Jan         80            318          242,126         174,900             67,226
Federal Home Loan Mortgage Corp.               Jan         90          2,332        1,885,359       2,915,000         (1,029,641)
Federal National Mortgage Association          Dec         30          6,086        3,170,699       5,705,625         (2,534,926)
First Data Corp.                               Dec         85          2,500          554,981         296,875            258,106
HBO & Co.                                      Feb         60          3,000        1,337,955       2,400,000         (1,062,045)
HBO & Co.                                      Feb         70          3,000        1,649,987       1,218,750            431,237
PaineWebber Group Inc.                         Jan         25          8,500          930,718         850,000             80,718
Parametric Technology Co.                      Dec         50          1,580          622,066         424,625            197,441
Procter & Gamble Co.                           Dec         90          1,500          874,771       1,500,000           (625,229)
Storage Technology Corp.                       Dec         40          4,915        2,451,088       2,058,156            392,932
Sun Microsystems Inc.                          Nov         60          4,000        2,383,920       1,162,500          1,221,420
Williams Cos., Inc. (The)                      Dec         50          2,500          836,222         890,625            (54,403)
---------------------------------------------------------------------------------------------------------------------------------
                                                                      48,808      $22,601,072     $25,795,994       $ (3,194,922)
---------------------------------------------------------------------------------------------------------------------------------

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                                                                            1996                           1995
                                                                 ---------------------------      --------------------------
                                                                   SHARES           AMOUNT          SHARES          AMOUNT
                                                                 ----------       ----------      ----------      ----------
Sold:
  Class A                                                        34,550,539     $648,183,624      32,034,901    $559,325,258
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       12,381,545      231,706,372       2,180,033      43,415,613
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               516,716        9,877,153         559,557      10,092,219
----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                        32,395,132      557,844,149      24,460,017     361,036,594
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                          425,933        7,326,082              --              --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               338,803        5,871,449         199,304       2,950,819
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (44,929,759)    (843,683,536)    (54,445,065)   (937,990,088)
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       (1,500,861)     (28,206,946)        (97,524)     (1,956,737)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (552,275)     (10,286,587)       (363,327)     (6,538,558)
----------------------------------------------------------------------------------------------------------------------------
                                                                 33,625,773     $578,631,760       4,527,896     $30,335,120
============================================================================================================================

* Class B shares commenced sales on June 26, 1995.

Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the eight-year period ended October 31, 1996, the ten months ended October 31, 1988 and the year ended December 31, 1987 and for a Class B share outstanding during the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.(a)

CLASS A:

                                                                                 OCTOBER 31,
                                          ---------------------------------------------------------------------------------------
                                             1996             1995         1994        1993        1992         1991       1990
                                          ----------       ----------   ----------  ----------  ----------   ----------  --------
Net asset value, beginning of period      $    20.33       $    17.82   $    17.62  $    16.68  $    15.76   $    11.15  $  12.32
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Income from investment operations:
 Net investment income                          0.06               --         0.07        0.10        0.10         0.11      0.09
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
 Net gains (losses) on securities (both
   realized and unrealized)                     2.51             4.36         0.57        0.93        0.98         4.80     (0.56)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
   Total from investment operations             2.57             4.36         0.64        1.03        1.08         4.91     (0.47)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Less distributions:
 Dividends from net investment income             --            (0.07)       (0.11)      (0.09)      (0.07)       (0.09)    (0.06)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
 Distributions from net realized capital
   gains                                       (2.71)           (1.78)       (0.33)         --       (0.09)       (0.21)    (0.64)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
   Total distributions                         (2.71)           (1.85)       (0.44)      (0.09)      (0.16)       (0.30)    (0.70)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Net asset value, end of period            $    20.19       $    20.33   $    17.82  $    17.62  $    16.68   $    15.76  $  11.15
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Total return(c)                                14.81%           28.20%        3.76%       6.17%       6.85%       44.88%    (4.03)%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $4,977,493       $4,564,730   $3,965,858  $4,999,983  $5,198,835   $2,534,331  $632,522
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratio of expenses to average net
 assets(d)                                      1.12%(f)(g)      1.17%        1.21%       1.13%       1.13%        1.18%     1.25%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratio of net investment income to
 average net assets(e)                          0.33%(f)        (0.02)%       0.45%       0.62%       0.60%        0.72%     0.75%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Portfolio turnover rate                          159%             139%         136%        109%         37%          46%       79%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average broker commission rate(i)         $   0.0615              N/A          N/A         N/A         N/A          N/A       N/A
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                            --               --           --          --          --           --        --
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average amount of debt outstanding
 during the period (000s omitted)(j)              --       $      593           --          --          --           --  $    485
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average number of shares outstanding
 during the period (000s omitted)(j)         248,189          229,272      249,351     314,490     246,273      102,353    44,770
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average amount of debt per share during
 the period                                       --       $   0.0026           --          --          --           --  $  0.011
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========

                                                                    DECEMBER 31,
                                                                    ------------
                                            1989         1988(b)        1987
                                          --------      --------      --------
Net asset value, beginning of period      $   9.23      $   8.36      $   8.82
----------------------------------------  --------      --------      --------
Income from investment operations:
 Net investment income                        0.10          0.07          0.07
----------------------------------------  --------      --------      --------
 Net gains (losses) on securities (both
   realized and unrealized)                   3.10          0.80          0.83
----------------------------------------  --------      --------      --------
   Total from investment operations           3.20          0.87          0.90
----------------------------------------  --------      --------      --------
Less distributions:
 Dividends from net investment income        (0.11)           --         (0.09)
----------------------------------------  --------      --------      --------
 Distributions from net realized capital
   gains                                        --            --         (1.27)
----------------------------------------  --------      --------      --------
   Total distributions                       (0.11)           --         (1.36)
----------------------------------------  --------      --------      --------
Net asset value, end of period            $  12.32      $   9.23      $   8.36
----------------------------------------  --------      --------      --------
Total return(c)                              35.13%        10.41%         9.75%
----------------------------------------  --------      --------      --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $393,320      $297,284      $286,453
========================================  ========      ========      ========
Ratio of expenses to average net
 assets(d)                                    1.19%         1.08%(h)      0.95%
========================================  ========      ========      ========
Ratio of net investment income to
 average net assets(e)                        0.96%         0.90%(h)      0.66%
========================================  ========      ========      ========
Portfolio turnover rate                         87%           93%          108%
========================================  ========      ========      ========
Average broker commission rate(i)              N/A           N/A           N/A
========================================  ========      ========      ========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                    $  3,781            --      $    355
========================================  ========      ========      ========
Average amount of debt outstanding
 during the period (000s omitted)(j)      $  1,083      $    229      $    509
========================================  ========      ========      ========
Average number of shares outstanding
 during the period (000s omitted)(j)        31,275        33,031        25,825
========================================  ========      ========      ========
Average amount of debt per share during
 the period                               $  0.035      $  0.007      $  0.020
========================================  ========      ========      ========

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on September 29, 1987.

(b) The Fund changed investment advisors on September 30, 1988.

(c) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(d) Ratios of expenses prior to waiver of advisory fees are 1.15%, 1.19%, 1.24%, 1.17%, and 1.15% for the years 1996-1992, respectively.

(e) Ratios of net investment income (loss) prior to waiver of advisory fees are 0.30%, (0.04)%, 0.42%, 0.58%, and 0.58% for the years 1996-1992, respectively.

(f) After waiver of advisory fees. Ratios are based on average net assets of $4,737,418,087.

(g) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(h) Annualized.

(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(j) Averages computed on a daily basis.

                                                                   Financials

CLASS B:

                                                                                                      1996             1995
                                                                                                    ---------        ---------
Net asset value, beginning of period                                                                $   20.28        $   18.56
--------------------------------------------------------------------------------------------------  ---------        ---------
Income from investment operations:
  Net investment income (loss)                                                                          (0.05)(a)        (0.03)
--------------------------------------------------------------------------------------------------  ---------        ---------
  Net gains (losses) on securities (both realized and unrealized)                                        2.46             1.75
--------------------------------------------------------------------------------------------------  ---------        ---------
    Total from investment operations                                                                     2.41             1.72
--------------------------------------------------------------------------------------------------  ---------        ---------
Less distributions:
  Distributions from net realized capital gains                                                         (2.71)              --
--------------------------------------------------------------------------------------------------  ---------        ---------
Net asset value, end of period                                                                      $   19.98        $   20.28
==================================================================================================  =========        =========
Total return(b)                                                                                         13.95%            9.27%
==================================================================================================  =========        =========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                                                           $ 267,459        $  42,238
==================================================================================================  =========        =========
Ratio of expenses to average net assets                                                                  1.95%(c)(d)      1.91%(e)
==================================================================================================  =========        =========
Ratio of net investment income (loss) to average net assets                                             (0.50)%(c)       (0.76)%(e)
==================================================================================================  =========        =========
Portfolio turnover rate                                                                                   159%             139%
==================================================================================================  =========        =========
Average broker commission rate(f)                                                                   $  0.0615              N/A
==================================================================================================  =========        =========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                                                                    --               --
==================================================================================================  =========        =========
Average amount of debt outstanding during the
  period (000s omitted)(g)                                                                                 --        $       3
==================================================================================================  =========        =========
Average number of shares outstanding during the
  period (000s omitted)(g)                                                                              7,956            1,036
==================================================================================================  =========        =========
Average amount of debt per share during the period                                                         --        $  0.0029
==================================================================================================  =========        =========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After waiver of advisory fees. Ratios are based on average net assets of $151,463,325. Ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees were 1.98% and (0.53)%.

(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(e) Annualized. After waiver of advisory fees. Annualized ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees were 1.94% and (0.79)%, respectively.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Averages computed on a daily basis.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Weingarten Fund:

                      We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                                                           DIRECTORS & OFFICERS

BOARD OF DIRECTORS                                 OFFICERS                                OFFICE OF THE FUND
                                                                                           11 Greenway Plaza
Charles T. Bauer                                   Charles T. Bauer                        Suite 1919
Chairman and Chief Executive Officer               Chairman                                Houston, TX 77046
A I M Management Group Inc.
                                                   Robert H. Graham                        INVESTMENT ADVISOR
Bruce L. Crockett                                  President                               A I M Advisors, Inc.
Formerly Director, President, and                                                          11 Greenway Plaza
Chief Executive Officer                            John J. Arthur                          Suite 1919
COMSAT Corporation                                 Senior Vice President and Treasurer     Houston, TX 77046

Owen Daly II                                       Gary T. Crum                            TRANSFER AGENT
Director                                           Senior Vice President                   A I M Fund Services, Inc.
Cortland Trust Inc.                                                                        P.O. Box 4739
                                                   Scott G. Lucas                          Houston, TX 77210-4739
Carl Frischling                                    Senior Vice President
Partner                                                                                    CUSTODIAN
Kramer, Levin, Naftalis & Frankel                  Carol F. Relihan                        State Street Bank & Trust
                                                   Senior Vice President and Secretary     225 Franklin Street
Robert H. Graham                                                                           Boston, MA 02110
President and Chief Operating Officer              Jonathan C. Schoolar
A I M Management Group Inc.                        Senior Vice President                   COUNSEL TO THE FUND
                                                                                           Ballard Spahr
John F. Kroeger                                    Melville B. Cox                         Andrews & Ingersoll
Formerly Consultant                                Vice President                          1735 Market Street
Wendell & Stockel Associates, Inc.                                                         Philadelphia, PA 19103
                                                   Dana R. Sutton
Lewis F. Pennock                                   Vice President and Assistant Treasurer  COUNSEL TO THE DIRECTORS
Attorney                                                                                   Kramer, Levin, Naftalis & Frankel
                                                   P. Michelle Grace                       919 Third Avenue
Ian W. Robinson                                    Assistant Secretary                     New York, NY 10022
Consultant; Formerly Executive Vice President and
Chief Financial Officer                            David L. Kite                           DISTRIBUTOR
Bell Atlantic Management                           Assistant Secretary                     A I M Distributors, Inc.
Services, Inc.                                                                             11 Greenway Plaza
                                                   Nancy L. Martin                         Suite 1919
Louis S. Sklar                                     Assistant Secretary                     Houston, TX 77046
Executive Vice President
Hines Interests                                    Ofelia M. Mayo                          AUDITORS
Limited Partnership                                Assistant Secretary                     KPMG Peat Marwick LLP
                                                                                           700 Louisiana
                                                   Kathleen J. Pflueger                    NationsBank Bldg.
                                                   Assistant Secretary                     Houston, TX 77002

                                                   Samuel D. Sirko
                                                   Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary

                                                   Mary J. Benson
                                                   Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Weingarten Fund Retail Class paid ordinary dividends in the amount of $1.266 per share to shareholders of Class A and Class B shares during its tax year ended October 31, 1996. Of this amount 10.86% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.44 per share for Class A and Class B shares during its tax year ended October 31, 1996.

                                         THE AIM FAMILY OF FUNDS--Registered Trademark--

    [Photo of                            AGGRESSIVE GROWTH
11 Greenway Plaza                        AIM Aggressive Growth Fund*
  appears here]                          AIM Capital Development Fund
                                         AIM Constellation Fund
                                         AIM Global Aggressive Growth Fund

                                         GROWTH
                                         AIM Blue Chip Fund
                                         AIM Global Growth Fund
                                         AIM Growth Fund
                                         AIM International Equity Fund
                                         AIM Value Fund
                                         AIM Weingarten Fund

                                         GROWTH AND INCOME
                                         AIM Balanced Fund
                                         AIM Charter Fund

                                         INCOME AND GROWTH
                                         AIM Global Utilities Fund

                                         HIGH CURRENT INCOME
                                         AIM High Yield Fund

                                         CURRENT INCOME
                                         AIM Global Income Fund
                                         AIM Income Fund

                                         CURRENT TAX-FREE INCOME
                                         AIM Municipal Bond Fund
                                         AIM Tax-Exempt Bond Fund of CT
                                         AIM Tax-Free Intermediate Shares

                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                         AIM Intermediate Government Fund

                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                         AIM Limited Maturity Treasury Shares

                                         STABILITY, LIQUIDITY, AND CURRENT INCOME
                                         AIM Money Market Fund

                                         STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                         AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has           *AIM Aggressive Growth Fund was closed
provided leadership in the mutual fund    to new investors on July 18, 1995. For
industry since 1976 and currently         more complete information about any AIM
manages approximately $60 billion in      Fund(s), including sales charges and
assets for more than 3.5 million          expenses, ask your financial consultant
shareholders, including individual        or securities dealer for a free
investors, corporate clients, and         prospectus(es). Please read the
financial institutions. The AIM Family    prospectus(es) carefully before you
of Funds--Registered Trademark-- is       invest or send money.
distributed nationwide, and AIM today
ranks among the nation's top 15 mutual
fund companies in assets under
management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                          ---------------
A I M Distributors, Inc.                                            BULK RATE
11 Greenway Plaza, Suite 1919                                      U.S. POSTAGE
Houston, TX 77046                                                      PAID
                                                                   HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------